Exhibit 10.1

PLEDGE AND SECURITY AGREEMENT

dated as of

October 31, 2024

among

THE GRANTORS IDENTIFIED HEREIN

and

EACH OF THE OTHER GRANTORS FROM TIME TO TIME PARTY HERETO

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

as Collateral Trustee

TABLE OF CONTENTS

		Page
ARTICLE I
DEFINITIONS

Section 1.01.	Definitions	1
Section 1.02.	Other Defined Terms	1

ARTICLE II
PLEDGE OF SECURITIES

Section 2.01.	Pledge Until the Working Capital Notes Termination	7
Section 2.02.	Permanent Pledge	8
Section 2.03.	Delivery of the Pledged Securities and Control	10
Section 2.04.	Representations, Warranties and Covenants	12
Section 2.05.	Certification of Limited Liability Company and Limited Partnership Interests	15
Section 2.06.	Registration in Nominee Name; Denominations	16
Section 2.07.	Voting Rights; Dividends and Interest	16

ARTICLE III
SECURITY INTERESTS IN PERSONAL PROPERTY

Section 3.01.	Security Interest	18
Section 3.02.	Representations and Warranties	20
Section 3.03.	Covenants	22

ARTICLE IV
REMEDIES

Section 4.01.	Remedies Upon Default	24
Section 4.02.	Application of Proceeds	26
Section 4.03.	Grant of License to Use Intellectual Property	27

ARTICLE V
SUBORDINATION

Section 5.01.	Subordination	28

ARTICLE VI
MISCELLANEOUS

Section 6.01.	Notices	28
Section 6.02.	Waivers; Amendment	28
Section 6.03.	Collateral Trustee’s Fees and Expenses; Indemnification	29
Section 6.04.	Successors and Assigns	29

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Schedules

Schedule I-A	Grantor Pledged Equity and Pledged Debt
Schedule I-B	Pledged Equity Grantor Equity
Schedule II	Perfection Information

Exhibits

Exhibit I	Form of Security Agreement Supplement
Exhibit II	Form of Patent Security Agreement
Exhibit III	Form of Trademark Security Agreement
Exhibit IV	Form of Copyright Security Agreement

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This PLEDGE AND SECURITY AGREEMENT dated as of October 31, 2024, among Finance of America Funding LLC, a Delaware limited liability company (the “Issuer”), the other Grantors (as defined below) from time to time hereto and U.S. Bank Trust Company, National Association (“U.S. Bank”) as collateral trustee for the Secured Parties (in such capacity, together with its successors and assigns, the “Collateral Trustee”).

Reference is made to (i) that certain Indenture, dated as of the date hereof (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Senior Secured Notes Indenture”) among the Issuer, the guarantors party thereto, U.S. Bank, as trustee, and the Collateral Trustee governing the Issuer’s 7.875% Senior Secured Notes due 2026 (the “Senior Secured Notes”), (ii) that certain Indenture, dated as of the date hereof (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Exchangeable Notes Indenture” and together with the Senior Secured Notes Indenture, the “Indentures”) among the Issuer, the guarantors party thereto, U.S. Bank, as trustee, and the Collateral Trustee governing the Issuer’s 10.000% Exchangeable Senior Secured Notes due 2029 (the “Exchangeable Notes” and together with the Senior Secured Notes, the “Notes”) and (iii) that certain Collateral Trust Agreement, dated as of the date hereof (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, (the “Collateral Trust Agreement”), among the Issuer, the grantors from time to time party thereto, U.S. Bank, as trustee for the Senior Secured Notes, U.S. Bank, as trustee for the Exchangeable Notes, the Collateral Trustee, and each other Secured Notes Representative (as defined in the Collateral Trust Agreement) from time to time party thereto. In consideration for the issuance of the Notes under the Indenture and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, each Grantor has agreed to secure the obligations of such Grantor under the Indentures and the Notes, as set forth herein. Accordingly, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01. Definitions.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Indentures or the Collateral Trust Agreement, as applicable. All terms defined in the UCC (as defined herein) and not otherwise defined in this Agreement, the Indentures or the Collateral Trust Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the UCC.

(b) The rules of construction specified in Section 1.03 of the Indentures also apply to this Agreement.

Section 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

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“Agreement” means this Pledge and Security Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Article 9 Security Interest” has the meaning assigned to such term in Section 3.01.

“Collateral” means (i) until the Working Capital Notes Termination, the Initial Collateral and (ii) from and after the Working Capital Notes Termination, the Permanent Pledged Collateral.

“Collateral Trustee” has the meaning assigned to such term in the recitals of this Agreement.

“Collateral Trust Agreement” has the meaning assigned to such term in the recitals of this Agreement.

“Controlled Accounts” means any account designated as a “Controlled Account” pursuant to the Working Capital Documents.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party, by an Initial Grantor, under any Copyright now or hereafter owned by any Initial Grantor or that such Initial Grantor otherwise has the right to license, or granting any right to any Initial Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Initial Grantor under any such agreement.

“Copyrights” means all of the following now or hereafter owned or acquired by any Initial Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO.

“FOA Reverse” means Finance of America Reverse LLC, a Delaware limited liability company.

“Grantors” means the collective reference to the Initial Grantors, the Initial Equity Grantors, the Permanent Grantors and the Permanent Equity Grantors.

“Initial Collateral” means the Article 9 Collateral and the Initial Pledged Collateral.

“Initial Equity Grantors” means FOA Reverse, and Finance of America Mortgage LLC, a Delaware limited liability company.

“Initial Collateral Excluded Assets” means (a) any Working Capital Excluded Assets and (b) any Pledged Risk Retention Instruments relating to, or equity interests in any of the following entities: Finance of America Structured Securities Trust, Series 2022-S6B, Finance of America Structured Securities RMF Trust, Series 2023-RMF1 and Finance of America HECM Buyout 2024-HB1 and the proceeds thereof.

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“Initial Grantor Pledged Equity” has the meaning assigned to such term in Section 2.01(a).

“Initial Grantors” means, the Issuer, the Parent Guarantor, Finance of America Holdings LLC, a Delaware limited liability company, Incenter LLC, a Delaware limited liability company, and MM Risk and each Subsidiary of the Issuer that becomes a party to this Agreement after the date hereof and prior to the Working Capital Notes Termination, in each case, other than the Initial Equity Grantors.

“Initial Pledge” has the meaning assigned to such term in Section 2.01(a).

“Initial Pledged Collateral” has the meaning assigned to such term in Section 2.01(b).

“Initial Pledged Debt” has the meaning assigned to such term in Section 2.01(a).

“Initial Pledged Equity” has the meaning assigned to such term in Section 2.01(b).

“Initial Pledged Equity Collateral” has the meaning assigned to such term in Section 2.01(b).

“Initial Pledged Equity Grantor Equity” has the meaning assigned to such term in Section 2.01(b)(i).

“Initial Pledged Grantor Collateral” has the meaning assigned to such term in Section 2.01(a).

“Initial Pledged Securities” means the Initial Pledged Equity and Initial Pledged Debt.

“Intellectual Property” means all intellectual and similar property of every kind and nature now or hereafter owned or acquired by any Initial Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, the intellectual property rights in software and databases and related documentation, and all additions and improvements to the foregoing.

“Intellectual Property Security Agreements” means the short-form Patent Security Agreement, short-form Trademark Security Agreement, and short-form Copyright Security Agreement, each substantially in the form attached hereto as Exhibits II, III and IV, respectively.

“Leadenhall Residual Proceeds” means the right to receive residual proceeds from the Joint Securities Account (defined in the Amended and Restated Join Securities Account Control Agreement, dated as of November 29, 2023 among Deutsche Bank National Trust Company, as securities intermediary, FOA Reverse, Leadenhall Life SMA III ICA V and Customers Bank (as defined therein)) securing certain facilities, after the prior payment in full of (x) each of the secured parties with respect thereto pursuant to the Intercreditor Agreement, dated as of November 29, 2023, by and among FOA Reverse, Leadenhall Life SMA III ICA V, as collateral agent under the Leadenhall Facility and Customers Bank, as the lender under the Customers Facility and (y) the Working Capital Notes.

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“License” means any (i) Patent License, (ii) Trademark License, (iii) Copyright License or other Intellectual Property license or sublicense agreement to which any Initial Grantor is a party, together with any and all (x) renewals, extensions, supplements and continuations thereof, (y) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder or with respect thereto, including damages and payments for past, present or future infringements or violations thereof, and (z) rights to sue for past, present and future violations thereof.

“Material Adverse Effect” means a (a) material adverse effect on the business, operations, assets, liabilities (actual or contingent) or financial condition of the Parent Guarantor, the Issuer and its Restricted Subsidiaries, taken as a whole; (b) material adverse effect on the ability of the Issuer and the Guarantors (taken as a whole) to fully and timely perform any of their material payment obligations under the Indentures or any Collateral Documents to which the Issuer or any of the Guarantors is a party; or (c) material adverse effect on the rights and remedies available to the Holders or the Collateral Trustee under the Indentures and any other Collateral Documents.

“MM Risk” means MM Risk Retention LLC, a Delaware limited liability company.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party, by an Initial Grantor, any right to make, use or sell any invention on which a Patent now or hereafter owned by any Initial Grantor or that any Initial Grantor otherwise has the right to license, is in existence, or granting to any Initial Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Initial Grantor under any such agreement.

“Patents” means all of the following now or hereafter owned or acquired by any Initial Grantor: (a) all letters Patent of the United States or any other country in or to which any Initial Grantor now or hereafter has any right, title or interest therein, all registrations and recordings thereof, and all applications for letters Patent of the United States or any other country, including registrations, recordings and pending applications in the USPTO, and (b) all reissues, continuations, divisions, continuations-in-part, renewals, improvements or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Permitted Liens” means Liens permitted under Section 4.12 of the Indentures.

“Permanent Equity Grantor” means FOA Reverse and each other Grantor or other entity that becomes a party to this Agreement on or after the date hereof that, in either case, holds Permanent Pledged Equity Collateral.

“Permanent Collateral Excluded Assets” means any Pledged Risk Retention Instruments relating to, or equity interests in any of the following entities: Finance of America Structured Securities Trust, Series 2022-S6B, Finance of America Structured Securities RMF Trust, Series 2023-RMF1 and Finance of America HECM Buyout 2024-HB1 and the proceeds thereof.

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“Permanent Grantors” means MM Risk and each other Grantor or other entity that becomes a party to this Agreement on or after the date hereof that, in either case, holds Pledged Risk Retention Instruments or the Debt Service Reserve.

“Permanent Grantor Pledged Equity” has the meaning assigned to such term in Section 2.02(a).

“Permanent Pledge” has the meaning assigned to such term in Section 2.02(a).

“Permanent Pledged Grantor Collateral” has the meaning assigned to such term in Section 2.02(a).

“Permanent Pledged Collateral” has the meaning assigned to such term in Section 2.02(b).

“Permanent Pledged Equity” has the meaning assigned to such term in Section 2.02(b).

“Permanent Pledged Equity Grantor Equity” has the meaning assigned to such term in Section 2.02(b)(i).

“Permanent Pledged Equity Collateral” has the meaning assigned to such term in Section 2.02(b).

“Pledged Certificated Securities” means any promissory notes, stock certificates, unit certificates, limited or unlimited liability membership certificates or other securities represented by a certificate now or hereafter included in the Initial Pledged Collateral or the Permanent Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Initial Pledged Collateral or the Permanent Pledged Collateral. Pledged Certificated Securities shall include the Pledged Risk Retention Instruments.

“Pledged Equity” means the Initial Pledged Equity and the Permanent Pledged Equity.

“Pledged Risk Retention Instruments” means all equity instruments required to be retained by MM Risk, any other Guarantor or any other majority owned affiliate thereof in connection with the issuance of proprietary reverse mortgage loan asset-backed securitizations, which, for the avoidance of doubt shall include (whether held by the holder of residual certificates, by holding equity of the issuer of securitizations or in any other form):

(a) (1) any residual interests representing the most subordinate economic tranche issued by any issuing entity in connection with any proprietary reverse mortgage loan asset-backed securitization required to be retained by any Permanent Grantor and (2) any other unrated interests required to be retained by any Permanent Grantor in connection with the issuance of any such securitization;

(b) all of the equity interests required to be retained by any Permanent Grantor in connection with the issuance of proprietary reverse mortgage loan asset-backed securitizations by the Issuer or any other Grantor; and

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(c) to the extent not included in the assets described above, all of the “call rights” in respect of proprietary reverse mortgage loan asset-backed securitizations by any Permanent Grantor, in each case, to the extent retained or controlled by such Permanent Grantor.

“Pledged Risk Retention Instruments Account” means the securities account of MM Risk or another Initial Grantor or Permanent Grantor holding the Pledged Risk Retention Instruments.

“Pledged Securities” means, collectively, the Pledged Equity (including the Pledged Risk Retention Instruments) and the Initial Pledged Debt.

“Secured Obligations” means the “Secured Notes Obligations” defined in the Collateral Trust Agreement.

“Secured Parties” means the “Secured Notes Secured Parties” defined in the Collateral Trust Agreement.

“Security Agreement Supplement” means an instrument substantially in the form of Exhibit I hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party, by an Initial Grantor, any right to use any Trademark now or hereafter owned by any Initial Grantor or that any Initial Grantor otherwise has the right to license, or granting to any Initial Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Initial Grantor under any such agreement.

“Trademarks” means all of the following now or hereafter owned or acquired by any Initial Grantor: (a) all trademarks, service marks, trade names, corporate names, trade dress, domain names, logos, designs, fictitious business names and other source or business identifiers, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO or any similar offices in any other country or State of the United States or any political subdivision thereof, and all extensions or renewals thereof, as well as any unregistered trademarks and service marks used by an Initial Grantor and (b) all goodwill connected with the use of and symbolized thereby.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“U.S.” means the United States of America.

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“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.

“Working Capital Excluded Assets” has the meaning assigned to “Excluded Assets” in the Working Capital Documents.

ARTICLE II

Pledge of Securities

Section 2.01. Pledge Until the Working Capital Notes Termination.

(a) On the date hereof until the Working Capital Notes Termination, as security for the payment or performance, as the case may be, in full of the Secured Obligations, each of the Initial Grantors hereby assigns and pledges to the Collateral Trustee, for the benefit of the Secured Parties, and hereby grants to the Collateral Trustee, for the benefit of the Secured Parties, a security interest (the “Initial Pledge”) in all of such Initial Grantor’s right, title and interest in, to and under the following, in each case, whether now owned or hereafter acquired or arising:

(i) (A) all Equity Interests held by it, including those that are listed on Schedule I-A, and any other Equity Interests obtained in the future by such Initial Grantor and the certificates representing all such Equity Interests and (B) all Pledged Risk Retention Instruments, including those that are listed on Schedule I-A and the certificates representing all such Pledged Risk Retention Instruments (the “Initial Grantor Pledged Equity”); provided that the Initial Grantor Pledged Equity shall not include any Initial Collateral Excluded Assets;

(ii) (A) the debt securities owned by it, including those listed opposite the name of such Initial Grantor on Schedule I-A representing those in excess of $5,000,000, (B) any debt securities obtained in the future by such Initial Grantor and (C) the promissory notes and any other instruments evidencing Indebtedness owed to it or obtained in the future by such Initial Grantor (the “Initial Pledged Debt”); provided that the Initial Pledged Debt shall not include any Initial Collateral Excluded Assets;

(iii) all other property that may be delivered to and held by the Collateral Trustee pursuant to the terms of this Section 2.01(a) and Section 2.02;

(iv) subject to Section 2.07, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clause (i) and (ii) above;

(v) subject to Section 2.07, all rights and privileges of such Initial Grantor with respect to the securities and other property referred to in clauses (i) through (iv) above; and

(vi) all Proceeds of any of the foregoing;

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(the items referred to in clauses (i) through (vi) above being collectively referred to as the “Initial Pledged Grantor Collateral”; provided that, the Initial Pledged Grantor Collateral shall not include any Initial Collateral Excluded Assets).

(b) On the date hereof until the Working Capital Notes Termination, as security for the payment or performance, as the case may be, in full of the Secured Obligations, each of the Initial Equity Grantors hereby assigns and pledges to the Collateral Trustee, for the benefit of the Secured Parties, and hereby grants to the Collateral Trustee, for the benefit of the Secured Parties, a security interest in all of such Initial Equity Grantor’s right, title and interest in, to and under the following, in each case, whether now owned or hereafter acquired or arising:

(i) all Equity Interests held by it that are listed on Schedule I-B, and any other Equity Interests obtained in the future by such Initial Equity Grantor and the certificates representing all such Equity Interests (the “Initial Pledged Equity Grantor Equity”, together with Grantor Pledged Equity, the “Initial Pledged Equity”); provided that the Initial Pledged Equity Grantor Equity shall not include any Initial Collateral Excluded Assets;

(ii) the Leadenhall Residual Proceeds;

(iii) subject to Section 2.07, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clause (i) above;

(iv) subject to Section 2.07, all rights and privileges of such Initial Equity Grantor with respect to the securities and other property referred to in clauses (i) through (iii) above; and

(v) all Proceeds of any of the foregoing;

(the items referred to in clauses (i) through (v) above being collectively referred to as the “Initial Pledged Equity Collateral,” together with the Initial Pledged Grantor Collateral, the “Initial Pledged Collateral”; provided that, the Initial Pledged Collateral shall not include any Initial Collateral Excluded Assets).

TO HAVE AND TO HOLD the Initial Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Trustee, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 2.02. Permanent Pledge.

(a) On the date hereof, as security for the payment or performance, as the case may be, in full of the Secured Obligations, each of the Permanent Grantors hereby assigns and pledges to the Collateral Trustee, for the benefit of the Secured Parties, and hereby grants to the Collateral Trustee, for the benefit of the Secured Parties, a security interest (the “Permanent Pledge”) in all of such Permanent Grantor’s right, title and interest in, to and under the following, in each case, whether now owned or hereafter acquired or arising:

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(i) (A) all Pledged Risk Retention Instruments, including those that are listed on Schedule I-C and the certificates representing all such Pledged Risk Retention Instruments (the “Permanent Grantor Pledged Equity”); provided that the Permanent Grantor Pledged Equity shall not include any Permanent Collateral Excluded Assets;

(ii) the Pledged Risk Retention Instruments Account;

(iii) subject to Section 2.07, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clause (i) above;

(iv) subject to Section 2.07, all rights and privileges of such Permanent Grantor with respect to the securities and other property referred to in clauses (i)through (iii) above; and

(v) all Proceeds of any of the foregoing;

(the items referred to in clauses (i) through (v) above being collectively referred to as the “Permanent Pledged Grantor Collateral”; provided that, the Permanent Pledged Grantor Collateral shall not include any Permanent Collateral Excluded Assets).

(b) On the date hereof, as security for the payment or performance, as the case may be, in full of the Secured Obligations, each of the Permanent Equity Grantors hereby assigns and pledges to the Collateral Trustee, for the benefit of the Secured Parties, and hereby grants to the Collateral Trustee, for the benefit of the Secured Parties, a security interest in all of such Permanent Equity Grantor’s right, title and interest in, to and under the following, in each case, whether now owned or hereafter acquired or arising:

(i) all Equity Interests held by it that are listed on Schedule I-D and the certificates, if any, representing all such Equity Interests (the “Permanent Pledged Equity Grantor Equity”, together with Grantor Pledged Equity, the “Permanent Pledged Equity”); provided that the Permanent Pledged Equity Grantor Equity shall not include any Permanent Collateral Excluded Assets;

(ii) the Debt Service Reserve and all funds held therein;

(iii) the Collateral Disposition Deposit Account and all funds held therein;

(iv) subject to Section 2.07, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clause (i) above;

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(v) subject to Section 2.07, all rights and privileges of such Permanent Equity Grantor with respect to the securities and other property referred to in clauses (i) through (iv) above; and

(vi) all Proceeds of any of the foregoing;

(the items referred to in clauses (i) through (vi) above being collectively referred to as the “Permanent Pledged Equity Collateral”, together with the Permanent Pledged Grantor Collateral, the “Permanent Pledged Collateral”; provided that, the Permanent Pledged Collateral shall not include any Permanent Collateral Excluded Assets).

TO HAVE AND TO HOLD the Permanent Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Trustee, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 2.03. Delivery of the Pledged Securities and Control .

(a) Subject to the Junior Lien Intercreditor Agreement, each Grantor, as applicable, agrees promptly (but in any event within thirty (30) days of the date hereof and in the case of Pledged Certificated Securities obtained after the date hereof in accordance with Section 12.04 of the Indentures, to deliver or cause to be delivered to the Collateral Trustee (or its bailee), for the benefit of the Secured Parties, any and all (i) Pledged Equity constituting Pledged Certificated Securities and (ii) to the extent required to be delivered pursuant to paragraph (b) of this Section 2.03, Initial Pledged Debt constituting Pledged Certificated Securities. Notwithstanding the foregoing, no certificates representing the Pledged Risk Retention Instruments shall be required to be physically delivered to the Collateral Trustee on or after the date hereof and instead shall be credited to the Pledged Risk Retention Instruments Account, subject to a control agreement in accordance with Sections 2.03(c) and (d).

(b) Subject to the Junior Lien Intercreditor Agreement at any time prior to the Working Capital Notes Termination, each Grantor will cause any Indebtedness for borrowed money having an aggregate principal amount in excess of $5,000,000 owed to such Grantor by any Person that is evidenced by a duly executed promissory note to be pledged and delivered to the Collateral Trustee or its bailee, for the benefit of the Secured Parties.

(c) Subject to the Junior Lien Intercreditor Agreement, upon delivery to the Collateral Trustee or its bailee, any Pledged Certificated Securities, to the extent applicable, shall be accompanied by undated stock or security powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Trustee and by such other instruments and documents as are necessary (or as the Collateral Trustee may reasonably request). Each delivery of Pledged Certificated Securities shall be accompanied by a schedule describing the Pledged Certificated Securities, which schedule shall be deemed to supplement Schedule I-A, Schedule I-B, Schedule I-C or Scheduled I-D, as applicable, and made a part hereof; provided that failure to supplement Schedule I-A, Schedule I-B, Schedule I-C or Scheduled I-D, as applicable, shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered. Notwithstanding the foregoing, no certificates representing the Pledged Risk Retention Instruments shall be required to be physically delivered to the Collateral Trustee and instead shall be credited to the Pledged Risk Retention Instruments Account, subject to the control agreement in favor of the Working Capital Agent as bailee and agent for the Collateral Trustee at any time prior to the Working Capital Notes Termination and, on and after the Working Capital Notes Termination, the Securities Account Control Agreement in accordance with Section 2.03(d).

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(d) Within 45 days after the Issue Date (or such longer period as necessary so long as the Issuer delivers to the Collateral Trustee an officer’s certificate indicating the delay and certifying it is using commercially reasonably efforts to effect the steps contemplated hereby), each Grantor, to the extent such Grantor holds Pledged Risk Retention Instruments, shall cause to be perfected (in addition to perfection by the filing of financing statements) on and after the Working Capital Notes Termination, the security interests in the Pledged Risk Retention Instruments pursuant to a springing securities account control agreement in form and substance reasonably necessary to effect such perfection (the “Securities Account Control Agreement”).

(e) Within 60 days after the Issue Date (or such longer period as necessary so long as the Issuer delivers to the Collateral Trustee an officer’s certificate indicating the delay and certifying it is using commercially reasonably efforts to effect such perfection), each Grantor, to the extent such Grantor holds the Collateral Disposition Deposit Account, shall cause to be perfected the security interests in the Collateral Disposition Deposit Account pursuant to a springing deposit account control agreement in form and substance reasonably necessary to effect such perfection.

(f) Within 60 days after the Issue Date (or such longer period as necessary so long as the Issuer delivers to the Collateral Trustee an officer’s certificate indicating the delay and certifying it is using commercially reasonably efforts to effect such perfection), the Permanent Equity Grantor shall cause to be perfected the security interests in the Debt Service Reserve pursuant to a deposit account control agreement in form and substance necessary to effect such perfection.

(g) Within 60 days after the Issue Date (or such longer period as necessary so long as the Issuer delivers to the Collateral Trustee an officer’s certificate indicating the delay and certifying it is using commercially reasonably efforts to effect such perfection), each Initial Grantor shall cause to be perfected the security interests in each Controlled Account held in its name as of the date hereof pursuant to a deposit account control agreement in form and substance necessary to effect any such perfection.

(h) Within 60 days after the designation of any account as a Controlled Account (or such longer period as necessary so long as the Issuer delivers to the Collateral Trustee an officer’s certificate indicating the delay and certifying it is using commercially reasonably efforts to effect such perfection), the Initial Grantor in whose name such Controlled Account has been opened shall cause to be perfected the security interests in such Controlled Account pursuant to a deposit account control agreement in form and substance necessary to effect any such perfection.

Section 2.04. Representations, Warranties and Covenants.

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(a) Each Initial Grantor and Initial Equity Grantor, as applicable, represents and warrants as of the date hereof and each other date expressly required by the Indentures and covenants to and with the Collateral Trustee, for the benefit of the Secured Parties, that:

(i) as of the date hereof, Schedules I-A and I-B sets forth (i) all Equity Interests owned by such Initial Grantor or Initial Equity Grantor required to be pledged by such Initial Grantor or Initial Equity Grantor hereunder to satisfy any requirements of the Indentures and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Initial Pledged Equity owned by such Initial Grantor or Initial Equity Grantor, (ii) all Pledged Risk Retention Instruments and (iii) all Initial Pledged Debt owned by such Initial Grantor required to be pledged hereunder to satisfy any requirements of the Indentures;

(ii) the Initial Pledged Equity and Initial Pledged Debt issued by the Issuer, the Parent Guarantor or a Restricted Subsidiary have been duly and validly authorized and issued by the issuers thereof and, in the case of the Initial Pledged Equity, are fully paid and nonassessable (to the extent such concept is applicable), and in the case of the Initial Pledged Debt, are legal, valid and binding obligations of the issuers thereof, except to the extent that enforceability of such obligations may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors’ rights generally;

(iii) except for the security interests granted to the Collateral Trustee hereunder and under any other Collateral Documents, the security interests granted to the Working Capital Agent under the Working Capital Documents and under any other Collateral Document, such Initial Grantor and Initial Equity Grantor, as applicable (i) is, subject to any transfers made in compliance with the Indentures or the Collateral Trust Agreement, the direct owner, beneficially and of record, of the Initial Pledged Equity and Initial Pledged Debt indicated on Schedule I-A or Schedule I-B as owned by such Initial Grantor or Initial Equity Grantor, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Collateral Documents and (B) the other Permitted Liens (including the Liens for the Working Capital Notes), and (iii) if requested by the Collateral Trustee, will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.04(a)(iii)), however arising, of all Persons whomsoever;

(iv) except for restrictions and limitations (i) imposed or permitted by the Indentures, the Notes or securities laws generally and (ii) in the case of Pledged Equity of Persons that are not Subsidiaries, transfer restrictions that exist at the time of acquisition of Equity Interests in such Persons, the Initial Pledged Collateral is freely transferable and assignable, and none of the Pledged Collateral is subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Initial Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Trustee of rights and remedies hereunder;

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(v) the execution and performance by the Initial Grantors and Initial Equity Grantors of this Agreement are within each Initial Grantor’s or Initial Equity Grantor’s corporate, limited liability company or limited partnership powers and have been duly authorized by all necessary corporate, limited liability company or limited partnership action or other organizational action;

(vi) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby, except for (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Initial Grantors and Initial Equity Grantors in favor of the Collateral Trustee for the benefit of the Secured Parties and (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given, or made or to be in full force and effect pursuant to any requirements of the Indentures);

(vii) by virtue of the execution and delivery by each Initial Grantor and Initial Equity Grantor of this Agreement and (i) subject to the Junior Lien Intercreditor Agreement at any time prior to the Working Capital Notes Termination, the delivery of the Pledged Certificated Securities (excluding the Pledged Risk Retention Instruments) to the Collateral Trustee in accordance with this Agreement and the continued possession by the Collateral Trustee of such Pledged Certificated Securities (excluding the Pledged Risk Retention Instruments) in the State of Minnesota and (ii) upon execution of the Securities Account Control Agreement pursuant to Section 2.03(d) with respect to the Pledged Risk Retention Instruments, the Collateral Trustee for the benefit of the Secured Parties has a legal, valid and perfected lien upon and security interest in such Pledged Certificated Securities as security for the payment and performance of the Secured Obligations to the extent such perfection is governed by the UCC, subject only to Permitted Liens; and

(viii) the pledge effected hereby is effective to vest in the Collateral Trustee, for the benefit of the Secured Parties, the rights of a secured party in the Initial Pledged Collateral to the extent intended hereby.

(b) Each Permanent Grantor and Permanent Equity Grantor, as applicable, represents and warrants as of the date hereof and each other date expressly required by the Indentures and the Collateral Trust Agreement and covenants to and with the Collateral Trustee, for the benefit of the Secured Parties, that:

(i) as of the date hereof, Schedules I-C and I-D sets forth (i) all Equity Interests owned by such Permanent Grantor or Permanent Equity Grantor required to be pledged by such Permanent Grantor or Permanent Equity Grantor hereunder from and after the Working Capital Notes Termination in order to satisfy the requirements of the Indentures and Collateral Documents and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Permanent Pledged Equity owned by such Permanent Grantor or Permanent Equity Grantor, (ii) all Pledged Risk Retention Instruments and (iii) all Permanent Pledged Debt owned by such Initial Grantor required to be pledged hereunder;

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(ii) the Permanent Pledged Equity issued by FOA Reverse have been duly and validly authorized and issued by the issuers thereof and, in the case of the Permanent Pledged Equity, are fully paid and nonassessable (to the extent such concept is applicable), except to the extent that enforceability of such obligations may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors’ rights generally;

(iii) except for the security interests granted to the Collateral Trustee hereunder and under any other Collateral Documents, the security interests granted to the Working Capital Agent under the Working Capital Documents (solely prior to the Working Capital Notes Termination), such Permanent Grantor and Permanent Equity Grantor, as applicable (i) is, subject to any transfers made in compliance with the Indentures or the Collateral Trust Agreement, the direct owner, beneficially and of record, of the Permanent Pledged Equity indicated on Schedule I-C or Schedule I-D as owned by such Permanent Grantor or Permanent Equity Grantor, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Collateral Documents and (B) the other Permitted Liens, and (iii) if requested by the Collateral Trustee, will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.04(b)(iii)), however arising, of all Persons whomsoever;

(iv) except for restrictions and limitations (i) imposed or permitted by the Indentures and the Notes or securities laws generally and (ii) in the case of Pledged Equity of Persons that are not Subsidiaries, transfer restrictions that exist at the time of acquisition of Equity Interests in such Persons, the Permanent Pledged Collateral is freely transferable and assignable, and none of the Permanent Pledged Collateral is subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Permanent Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Trustee of rights and remedies hereunder;

(v) the execution and performance by the Permanent Grantors and Permanent Equity Grantors of this Agreement are within each Permanent Grantor’s or Permanent Equity Grantor’s corporate, limited liability company or limited partnership powers and have been duly authorized by all necessary corporate, limited liability company or limited partnership action or other organizational action;

(vi) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby, except for (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Permanent Grantors and Permanent Equity Grantors in favor of the Collateral Trustee for the benefit of the Secured Parties and (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given, or made or to be in full force and effect pursuant to any requirements of the Indentures and the other Collateral Documents);

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(vii) by virtue of the execution and delivery by each Permanent Grantor and Permanent Equity Grantor of this Agreement and (i) the delivery of the Pledged Certificated Securities (excluding the Pledged Risk Retention Instruments) to the Collateral Trustee in accordance with this Agreement and the continued possession by the Collateral Trustee of such Pledged Certificated Securities (excluding the Pledged Risk Retention Instruments) in the State of New York and (ii) upon execution of a control agreement with respect to the Pledged Risk Retention Instruments, the Collateral Trustee for the benefit of the Secured Parties has a legal, valid and perfected lien upon and security interest in such Pledged Certificated Securities as security for the payment and performance of the Secured Obligations to the extent such perfection is governed by the UCC, subject only to Permitted Liens; and

(viii) the pledge effected hereby is effective to vest in the Collateral Trustee, for the benefit of the Secured Parties, the rights of a secured party in the Permanent Pledged Collateral to the extent intended hereby.

Notwithstanding anything to the contrary in this Agreement, to the extent any provision of this Agreement or the Indentures excludes any assets from the scope of the Pledged Collateral, or from any requirement to take any action to perfect any security interest in favor of the Collateral Trustee for the benefit of the Secured Parties in the Pledged Collateral, the representations, warranties and covenants made by any relevant Grantor in this Agreement with respect to the creation, perfection or priority (as applicable) of the security interest granted in favor of the Collateral Trustee for the benefit of the Secured Parties (including, without limitation, this Section 2.04) shall be deemed not to apply to such Permanent Collateral Excluded Assets.

Section 2.05. Certification of Limited Liability Company and Limited Partnership Interests. No interest in any limited liability company or limited partnership controlled by any Grantor that constitutes Pledged Equity, shall be represented by a certificate unless (i) the limited liability company agreement or partnership agreement expressly provides that such interests shall be a “security” within the meaning of Article 8 of the UCC of the applicable jurisdiction, and (ii) such certificate shall be, subject to the Junior Lien Intercreditor Agreement, delivered to the Collateral Trustee in accordance with Section 2.03. Any limited liability company and any limited partnership controlled by any Grantor shall either (a) not include in its operative documents any provision that any Equity Interests in such limited liability company or such limited partnership be a “security” as defined under Article 8 of the UCC or (b) certificate any Equity Interests in any such limited liability company or such limited partnership. To the extent an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 or Section 2.02 is certificated or becomes certificated, (i) each such certificate shall, subject to the Junior Lien Intercreditor Agreement, be delivered to the Collateral Trustee, pursuant to Section 2.03(a); and (ii) such Grantor shall fulfill all other requirements under Section 2.03 applicable in respect thereof. This Section 2.05 shall not apply to Pledged Risk Retention Instruments.

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Section 2.06. Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and be continuing and the Collateral Trustee shall have given the Issuer at least one (1) Business Day’s prior written notice of its intent to exercise such rights, (a) the Collateral Trustee, on behalf of the Secured Parties, shall have the right to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Trustee and each Grantor will promptly give to the Collateral Trustee copies of any written notices or other written communications received by it with respect to Pledged Equity registered in the name of such Grantor and (b) the Collateral Trustee shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement, to the extent not prohibited by the documentation governing such Pledged Securities and applicable laws.

Section 2.07. Voting Rights; Dividends and Interest.

(a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Trustee shall have provided at least one (1) Business Day’s prior written notice to the Issuer that the rights of the Grantors under this Section 2.07 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof and each Grantor agrees that it shall exercise such rights for purposes consistent with the terms of this Agreement, the Indentures and the other Collateral Documents.

(ii) The Collateral Trustee shall promptly (after reasonable advance notice by such Grantor) execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Indentures, the other Collateral Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Initial Pledged Equity, Permanent Pledged Equity or Initial Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Initial Pledged Collateral or the Permanent Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Trustee and the Secured Parties and shall be delivered to the Collateral Trustee pursuant to Section 2.02(a) and in the same form as so received (with any necessary endorsement or any endorsement reasonably requested by the Collateral Trustee). So long as no Default or Event of Default has occurred and is continuing, the Collateral Trustee shall promptly deliver to each Grantor any Pledged Securities in its possession if requested to be delivered to the issuer thereof in connection with any exchange or redemption of such Pledged Securities permitted by the Indentures in accordance with this Section 2.06(a)(iii).

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(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Trustee shall have provided at least one (1) Business Day’s prior written notice to the Issuer of the suspension of the Grantors’ rights under paragraph (a)(iii) of this Section 2.07, then, all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.07 shall cease, and all such rights shall thereupon become vested in the Collateral Trustee, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.07 shall be held in trust for the benefit of the Collateral Trustee, shall be segregated from other property or funds of such Grantor and shall be promptly (and in any event within 10 days or such longer period as the Collateral Trustee may agree in its reasonable discretion) delivered to the Collateral Trustee upon demand in the same form as so received (with any necessary endorsement or any endorsement reasonably requested by the Collateral Trustee). Any and all money and other property paid over to or received by the Collateral Trustee pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Trustee in an account to be established by the Collateral Trustee upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived, the Collateral Trustee shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions received by it that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.07 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Trustee shall have provided at least one (1) Business Day’s prior written notice to the Issuer of the suspension of its rights under paragraph (a)(i) of this Section 2.07, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.07, and the obligations of the Collateral Trustee under paragraph (a)(ii) of this Section 2.07, shall cease, and all such rights shall thereupon become vested in the Collateral Trustee, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that the Collateral Trustee shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above, and the obligations of the Collateral Trustee under paragraph (a)(ii) of this Section 2.07 shall be reinstated.

(d) Any notice given by the Collateral Trustee to the Issuer under Section 2.06 or this Section 2.07 (i) shall be given in writing, (ii) may be given with respect to one or more Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 2.07 in part without suspending all such rights (as specified by the Collateral Trustee in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Trustee’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

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ARTICLE III

Security Interests in Personal Property

Section 3.01. Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Initial Grantor, solely until to the Working Capital Notes Termination, hereby assigns and pledges to the Collateral Trustee, for the benefit of the Secured Parties, and hereby grants to the Collateral Trustee for the benefit of the Secured Parties, a security interest (the “Article 9 Security Interest” and, together with the Initial Pledge, collectively, the “Security Interest”) in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Initial Grantor or in which such Initial Grantor now has or at any time in the future, solely until to the Working Capital Notes Termination, may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Deposit Accounts, all Securities Accounts and all Commodities Accounts, including all Controlled Accounts and Pledged Risk Retention Instruments Account, together with all amounts on deposit from time to time thereto;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles;

(vii) all Goods;

(viii) all Instruments;

(ix) all Inventory;

(x) all Investment Property;

(xi) all books and records pertaining to the Article 9 Collateral;

(xii) all Fixtures;

(xiii) all Letter-of-Credit Rights, but only to the extent constituting a Supporting Obligation for other Article 9 Collateral as to which perfection of a security interest in such Article 9 Collateral is accomplished by the filing of a UCC financing statement;

(xiv) all Intellectual Property and Licenses; and

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(xv) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that, notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in any Initial Collateral Excluded Assets in the case of any Initial Collateral and the term “Article 9 Collateral” shall not include any Initial Collateral Excluded Assets; provided, further, that (i) if and when any assets shall cease to be an Initial Collateral Excluded Asset, a Lien on and security in such assets shall be automatically deemed granted therein until, if ever, such assets shall again become Initial Collateral Excluded Assets and (ii) a Lien on and security in such property shall be automatically deemed granted on any and all Proceeds of Excluded Assets, to the extent such Proceeds do not themselves constitute Initial Collateral Excluded Assets.

(b) Subject to Section 3.01(e), each Initial Grantor hereby irrevocably authorizes (but does not obligate) the Collateral Trustee, prior to the Working Capital Notes Termination, for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as “all assets,” “all personal property” or “All assets of the Grantor whether now existing or hereafter acquired, including all proceeds thereof” of such Initial Grantor or words of similar effect or as being of an equal or lesser scope or with greater detail and (ii) contain the information required by Article 9 of the UCC or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Initial Grantor. Each Initial Grantor agrees to make such filings and to provide such information to the Collateral Trustee promptly upon any reasonable request.

(c) The Article 9 Security Interest is granted as security only and shall not subject the Collateral Trustee or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Initial Grantor with respect to or arising out of the Article 9 Collateral.

(d) The Collateral Trustee is authorized (but not obligated) to file with the USPTO or the USCO (or any successor office) such documents executed by each Initial Grantor, as applicable, which shall be executed by such Initial Grantor as may be necessary or advisable (or as the Collateral Trustee may reasonably request) for the purpose of creating, attaching and perfecting the Article 9 Security Interest in United States Intellectual Property of such Initial Grantor in which a security interest has been granted by each Initial Grantor and naming any Initial Grantor or the Initial Grantors as debtors and the Collateral Trustee as secured party. No Initial Grantor shall be required to complete any filings governed by non-United States laws or take any other action with respect to the perfection of the Article 9 Security Interest created hereby in any Intellectual Property subsisting in any non-United States jurisdiction.

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(e) Notwithstanding anything to the contrary in the Indentures, none of the Initial Grantors shall be required, nor is the Collateral Trustee authorized, (i) to perfect the Security Interest granted by this Agreement (including the Article 9 Security Interest in Investment Property and Fixtures) by any means other than by (A) filings pursuant to the UCC in the office of the secretary of state (or similar central filing office) of the relevant state(s), (B) filings with the USPTO or the USCO, as applicable, with respect to Intellectual Property of the Initial Grantors as expressly required elsewhere herein, (C) delivery to the Collateral Trustee to be held in its possession of all Collateral consisting of Instruments and certificated Pledged Equity as expressly required elsewhere herein (excluding the Pledged Risk Retention Instruments) or (D) other methods expressly provided herein and in the Indentures, (ii) to enter into any deposit account control agreement, securities account control agreement or any other control agreement with respect to any deposit account, securities account or any other Collateral that requires perfection by “control” other than with respect to the Debt Service Reserve, the Collateral Disposition Deposit Account, the Controlled Accounts and the Pledged Risk Retention Instruments Account, (iii) to take any action (other than the actions listed in clauses (i)(A) and (C) above) with respect to any assets located outside of the United States, (iv) to perfect in any assets subject to a certificate of title statute, (v) to deliver any Equity Interests except as expressly provided in Section 2.01, Section 2.02 or Section 2.05 or (vi) to deliver any landlord waivers, bailee letters, estoppels, warehouseman waivers or other collateral access or similar letters or agreements. For the avoidance of doubt, no certificates representing the Pledged Risk Retention Instruments shall be required to be physically delivered to the Collateral Trustee. Delivery of control of the Pledged Risk Retention Instruments shall be provided in accordance with Section 2.03.

Section 3.02. Representations and Warranties. Each Initial Grantor jointly and severally represents and warrants as of the date hereof and each other date prior to the Working Capital Notes Termination expressly required by the Indentures, as to itself and the other Initial Grantors, to the Collateral Trustee and the Secured Parties that:

(a) Subject to Permitted Liens, each Initial Grantor has good and valid rights in and title (except as otherwise permitted by the Indentures) to the Article 9 Collateral with respect to which it has purported to grant the Article 9 Security Interest hereunder and has full power and authority to grant to the Collateral Trustee the Article 9 Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained and those consents or approvals, the failure of which to be obtained or to be made could not reasonably be expected to have a Material Adverse Effect.

(b) Subject to Section 3.01(e), the UCC financing statements or other appropriate filings, recordings or registrations prepared by the Initial Grantors for filing in the applicable filing office (or specified by notice from the Issuer to the Collateral Trustee after the date hereof in the case of filings, recordings or registrations (other than filings required to be made in the USPTO and the USCO in order to perfect the Article 9 Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights and exclusive Copyright Licenses of United States registered Copyrights granted to a Grantor) are all of the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Trustee (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Article 9 Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC, and no further or subsequent filing, re-filing, recording, rerecording, registration or re-registration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

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(c) Subject to the requirements of the Indentures, each Initial Grantor represents and warrants that within thirty (30) days of the date hereof that (i) short-form Intellectual Property Security Agreements containing a description of all Article 9 Collateral consisting of United States issued Patents (and Patents for which United States applications are pending), United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights and exclusive Copyright Licenses of United States registered Copyrights granted to an Initial Grantor, respectively (other than, in each case, any Initial Collateral Excluded Assets), will be executed by the applicable Initial Grantor owning any such Article 9 Collateral recorded by the Initial Grantors with the USPTO and the USCO pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, (for the benefit of the Secured Parties) in respect of all such Article 9 Collateral and (ii) to the extent a security interest in such Article 9 Collateral may be perfected by filing, recording or registration in the USPTO or USCO under federal intellectual property laws, then the recording of such Intellectual Property Security Agreements with the USPTO and the USCO will be sufficient to establish a legal, valid and perfected security interest in favor of the Collateral Trustee, for the benefit of the Secured Parties, in all such Article 9 Collateral and no further or subsequent filing, re-filing, recording, rerecording, registration or re-registration is necessary (other than (i) such filings and actions as are necessary to perfect the Article 9 Security Interest with respect to any such Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) and exclusive Copyright Licenses of United States registered Copyrights acquired, applied for or developed by any Grantor after the date hereof, as applicable, and (ii) the UCC financing and continuation statements contemplated in Section 3.02(b)).

(d) The Article 9 Security Interest constitutes (i) a legal and valid security interest in all the Initial Grantor’s Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC and (iii) subject to the filings described in Section 3.02(c), a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of an Intellectual Property Security Agreement with the USPTO and the USCO, as applicable, within the three-month period after the date hereof pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one-month period after the date hereof pursuant to 17 U.S.C. § 205. The Article 9 Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Permitted Liens.

(e) The Article 9 Collateral is held by the Initial Grantors free and clear of any Lien, except for Permitted Liens. None of the Initial Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the UCC or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Initial Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the USPTO or the USCO or (iii) any assignment in which any Initial Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, filings contemplated hereby, for Permitted Liens and assignments permitted or not prohibited by the Indentures.

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Section 3.03. Covenants.

(a) The Issuer agrees to notify the Collateral Trustee in writing promptly, but in any event within 60 days , after any change in (i) the legal name of any Grantor, (ii) the identity or type of organization or corporate structure of any Grantor or (iii) the jurisdiction of organization of any Grantor. Each Grantor agrees to promptly provide the Collateral Trustee, upon its reasonable request, the certified operative documents reflecting any of the changes in the preceding sentence.

(b) Subject to the requirements of the Indentures, Section 3.01(e) and Section 3.03(f)(iv), prior to the Working Capital Notes Termination, each Initial Grantor shall, at its own expense, as necessary (or upon the reasonable request of the Collateral Trustee), use commercially reasonable efforts necessary to defend title to the Article 9 Collateral against all Persons and to defend the Article 9 Security Interest of the Collateral Trustee in the Article 9 Collateral and the priority thereof against any Lien not constituting Permitted Liens; provided that, nothing in this Agreement shall prevent any Initial Grantor from discontinuing the operation or maintenance of any of its assets or properties if such discontinuance is not prohibited by the Indentures. Subject to the requirements of the Indentures, each Grantor, as applicable, shall, at its own expense, upon the reasonable request of the Collateral Trustee, use commercially reasonable efforts necessary to defend title to the Permanent Collateral against all Persons and to defend the Security Interest of the Collateral Trustee in the Permanent Collateral and the priority thereof against any Lien not constituting Permitted Liens; provided that, nothing in this Agreement shall prevent any Grantor from discontinuing the operation or maintenance of any of its assets or properties if such discontinuance is not prohibited by the Indentures.

(c) Subject to the requirements of the Indentures and Section 3.01(e), prior to the Working Capital Notes Termination, each Initial Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as are necessary (or as the Collateral Trustee may from time to time reasonably request) to better assure, preserve, protect and perfect the Article 9 Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Article 9 Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. Subject to the requirements of the Indentures each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as are necessary (or the Collateral Trustee may from time to time reasonably request) to better assure, preserve, protect and perfect the security interest in the Permanent Collateral and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the security interest in the Permanent Collateral and the filing of any financing statements or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral that is in excess of $5,000,000 shall be or become evidenced by any promissory note, other instrument or debt security, such note, instrument or debt security shall be promptly (and in any event within thirty (30) days of its acquisition) pledged and delivered to the Collateral Trustee, for the benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Collateral Trustee.

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(d) At its option, after the occurrence and during the continuance of an Event of Default, the Collateral Trustee may, but shall not be obligated to, discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not constituting Permitted Liens, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Initial Grantor fails to do so as required by the Indentures or any other Collateral Document and within a reasonable period of time after the Collateral Trustee has requested that it do so, and each Initial Grantor jointly and severally agrees to reimburse the Collateral Trustee within ten (10) Business Days after demand for any payment made or any reasonable expense incurred by the Collateral Trustee pursuant to the foregoing authorization. Nothing in this paragraph shall be interpreted as excusing any Initial Grantor from the performance of, or imposing any obligation on the Collateral Trustee or any Secured Party to cure or perform, any covenants or other promises of any Initial Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Collateral Documents.

(e) [Reserved].

(f) Intellectual Property Covenants.

(i) Other than to the extent not prohibited herein or in the Indentures or with respect to registrations and applications which are no longer used or useful, solely prior to the Working Capital Notes Termination, except to the extent failure to act would not, as deemed by the applicable Initial Grantor in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its Intellectual Property for which such Initial Grantor has standing to do so, each Initial Grantor agrees to take, at its expense, all commercially reasonable steps, including, without limitation, in the USPTO, the USCO and any other Governmental Authority located in the United States, to pursue the registration and maintenance of each U.S. Patent, Trademark, or Copyright registration or application now or hereafter included in the Intellectual Property of such Initial Grantor that are not Initial Collateral Excluded Assets.

(ii) Other than to the extent not prohibited herein or in the Indentures, or with respect to registrations and applications which are no longer used or useful, or except as would not, as deemed by the applicable Initial Grantor in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect and solely prior to the Working Capital Notes Termination, no Initial Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property, excluding Initial Collateral Excluded Assets, may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in the case of a trade secret, become publicly known).

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(iii) Other than as excluded or as not prohibited herein or in the Indentures and solely prior to the Working Capital Notes Termination, or with respect to Patents, Copyrights or Trademarks which are no longer used or useful in the applicable Initial Grantor’s business operations or except where failure to do so would not, as deemed by the applicable Initial Grantor in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, each Initial Grantor shall take all reasonable steps to preserve and protect each item of its Intellectual Property, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking commercially reasonable steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to standards of quality.

(iv) Notwithstanding any other provision of this Agreement, nothing in this Agreement or any other Collateral Document prevents or shall be deemed to prevent any Initial Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, terminate or be put into the public domain, any of its Intellectual Property to the extent permitted by the Indentures or if such Initial Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

(v) Prior to the Working Capital Notes Termination, each Initial Grantor agrees that, should it obtain an ownership or other interest in any Intellectual Property constituting Article 9 Collateral after the date hereof, (i) the provisions of this Agreement shall automatically apply thereto and (ii) any such Intellectual Property shall automatically become Intellectual Property subject to the terms and conditions of this Agreement.

(vi) Within the same delivery period as required for the delivery of the quarterly and annual financial statements required to be delivered under the Indentures and solely prior to the Working Capital Notes Termination, the Issuer shall (i) provide a list of any U.S. Intellectual Property registrations and applications and exclusive Licenses of United States registered Copyrights constituting Article 9 Collateral of all Initial Grantors not previously disclosed to the Collateral Trustee, including such information as is necessary for such Grantor to make appropriate filings in the USPTO and USCO and (ii) execute and file with the USPTO and USCO, as applicable, an Intellectual Property Security Agreement to record the grant of the security interest hereunder in such Article 9 Collateral. As soon as practicable upon each such filing and recording, such Initial Grantor shall deliver to the Collateral Trustee true and correct copies of the relevant documents, instruments and receipts evidencing such filing and recording.

ARTICLE IV

Remedies

Section 4.01. Remedies Upon Default.

Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Trustee shall have the right, but not the obligation, to exercise any and all rights afforded to a secured party with respect to the Secured Obligations, under the UCC or other applicable law and also may (i) require each applicable Grantor to, and each applicable Grantor agrees that it will at its expense and upon request of the Collateral Trustee, promptly assemble all or part of the Collateral as directed by the Collateral Trustee and make it available to the Collateral Trustee at a place and time to be designated by the Collateral Trustee that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased (it being acknowledged and agreed that none of applicable Grantors are required to obtain any waiver or consent from any owner of such leased premises in connection with such occupancy or attempted occupancy) by any of the applicable Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such applicable Grantor in respect of such occupation; provided that the Collateral Trustee shall provide the applicable Grantor with reasonable prior notice thereof which in any event shall be at least 10 days prior to such occupancy; (iii) exercise any and all rights and remedies of any of the applicable Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Collateral Trustee shall provide the applicable Grantor with reasonable notice thereof prior to such exercise (it being understood that the notice in the next paragraph is reasonable); and (iv) subject to the mandatory requirements of applicable law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Trustee shall deem appropriate. The Collateral Trustee shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Trustee shall have the right, but not the obligation, to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any applicable Grantor, and each applicable Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any law now existing or hereafter enacted.

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The Collateral Trustee shall give the applicable Grantors at least ten (10) days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the UCC or its equivalent in other jurisdictions) of the Collateral Trustee’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Trustee may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Trustee may (in its sole and absolute discretion) determine. The Collateral Trustee shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Trustee until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Trustee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any applicable Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any applicable Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any applicable Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Trustee shall be free to carry out such sale pursuant to such agreement and no applicable Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Trustee shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Trustee may, but shall not be obligated to, proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions.

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Each Grantor irrevocably makes, constitutes and appoints the Collateral Trustee (and all officers, employees or agents designated by the Collateral Trustee) as such Grantor’s true and lawful agent (and attorney-in-fact) during the continuance of an Event of Default (provided that the Collateral Trustee shall provide the applicable Grantor with notice thereof prior to, to the extent reasonably practicable, or otherwise promptly after, exercising such rights), for the purpose of (i) making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies if insurance, (ii) making all determinations and decisions with respect thereto and (iii) obtaining or maintaining customary policies of insurance satisfactory to the Collateral Trustee or to pay any premium in whole or in part relating thereto. All sums disbursed by the Collateral Trustee in connection with this paragraph, including reasonable and documented out-of-pocket attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable within ten (10) days of demand, by the Grantors to the Collateral Trustee and shall be additional Secured Obligations secured hereby.

Section 4.02. Application of Proceeds. The Collateral Trustee shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in accordance with the Indentures and the Collateral Trust Agreement.

The Collateral Trustee shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Trustee (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of purchase money therefor by the Collateral Trustee or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Trustee or such officer or be answerable in any way for the misapplication thereof.

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The Collateral Trustee shall have no liability to any of the Secured Parties for actions taken in reliance on information supplied to it as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Secured Obligations, provided that nothing in this sentence shall prevent any Grantor or Equity Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Collateral Trustee pursuant to this Section 4.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error).

Section 4.03. Grant of License to Use Intellectual Property. Prior to the Working Capital Notes Termination, for the exclusive purpose of enabling the Collateral Trustee to exercise rights and remedies under this Agreement at such time as the Collateral Trustee shall be lawfully entitled to exercise such rights and remedies at any time after and the occurrence and during the continuance of an Event of Default, each Initial Grantor hereby grants to the Collateral Trustee, effective as of the occurrence of an Event of Default, a non-exclusive, royalty-free, limited license (until the waiver or cure of all Events of Default and the delivery by the Issuer to the Collateral Trustee of a certificate of an authorized officer of the Issuer to that effect) to use, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Initial Grantor consisting of Collateral, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, in each case, subject to any Initial Grantor’s obligations of confidentiality; provided, however, that (i) all of the foregoing rights of the Collateral Trustee to use such licenses, sublicenses and other rights, and (to the extent permitted by the terms of such licenses and sublicenses) all licenses and sublicenses granted thereunder, shall expire immediately upon the waiver or cure of all Events of Default and the delivery by the Issuer to the Collateral Trustee of a certificate of an authorized officer of the Issuer to that effect and shall be exercised by the Collateral Trustee solely during the continuance of an Event of Default (it being understood that the foregoing license grant shall be re-instituted upon any subsequent Events of Default), and (ii) nothing in this Section 4.03 shall require Initial Grantors to grant any license or sublicense that is prohibited by any rule of law, or is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to any right of cancellation of any contract, license, agreement, instrument or other document executed with a third party; provided, further, that (x) any such license or sublicense granted by the Collateral Trustee to a third party (including the access rights set forth above), shall include reasonable and customary terms and conditions necessary to preserve the existence, validity and value of the affected Intellectual Property, including without limitation, provisions requiring the continuing confidential handling of trade secrets and confidential information, protecting data and system security, requiring the use of appropriate notices and prohibiting the use of false notices, quality control and inurement provisions with regard to Trademarks, patent designation provisions with regard to Patents, copyright notices and restrictions on decompilation and reverse engineering of copyrighted software (it being understood that the incorporation of standard or customary terms and conditions used by the Grantor in its own Intellectual Property licenses or agreements as of the date of the Event of Default satisfies the foregoing criteria) and (y) without limiting any other rights and remedies of the Collateral Trustee under this Agreement, the Collateral Trust Agreement, the Indentures or applicable law, nothing in the foregoing license grant shall be construed as granting the Collateral Trustee rights in and to such Intellectual Property above and beyond (A) the rights to such Intellectual Property that each Grantor has reserved for itself and (B) in the case of Intellectual Property that is licensed to any such Grantor by a third party, the extent to which such Grantor has the right to grant a sublicense to such Intellectual Property hereunder. For the avoidance of doubt, the use of such license by the Collateral Trustee may be exercised, at the option of the Collateral Trustee, only during the continuation of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Collateral Trustee may also exercise the rights afforded under Section 4.01 of this Agreement with respect to Intellectual Property contained in the Article 9 Collateral.

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ARTICLE V

Subordination

Section 5.01. Subordination.

(a) Notwithstanding any provision of this Agreement to the contrary, all rights of the applicable Grantors to indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of the Secured Obligations. No failure on the part of any Grantor to make the payments required under applicable law or otherwise shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

(b) Each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Collateral Trustee, all Indebtedness owed to it by any other Grantor shall be fully subordinated to the payment in full in cash of the Secured Obligations.

ARTICLE VI

Miscellaneous

Section 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in the applicable provisions of the Indentures. All communications and notices hereunder to any Grantor shall be given to it in care of the Issuer.

Section 6.02. Waivers; Amendment.

(a) No failure or delay by any Secured Party in exercising any right, remedy, power or privilege hereunder or under the Indentures shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges of the Secured Parties herein provided, and provided under the Indentures and the other Collateral Documents, are cumulative and are not exclusive of any rights, remedies, powers and privileges provided by law. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

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(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Trustee and any Grantor with respect to which such waiver, amendment or modification is to apply, subject to any consent or other documentation required in accordance with the applicable provisions under the Indentures.

Section 6.03. Collateral Trustee’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Collateral Trustee shall be entitled to reimbursement of its reasonable and documented out-of-pocket expenses incurred hereunder and indemnity for its actions in connection herewith as provided in the Collateral Trust Agreement and the Indentures.

(b) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement, the Indentures and other Collateral Documents, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement, the Indentures and other Collateral Documents, any investigation made by or on behalf of the Collateral Trustee or any other Secured Party, or the earlier removal or resignation of the Collateral Trustee. All amounts due under this Section 6.03 shall be payable within thirty (30) days of written demand therefor.

Section 6.04. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

Section 6.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the applicable Grantor hereunder and in the Indentures and the other Collateral Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Indentures and the other Collateral Documents, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default at the time the Indentures are outstanding, and shall continue in full force and effect as long as this Agreement has not been terminated or released pursuant to Section 6.11 below.

Section 6.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic communication of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. This Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Trustee and a counterpart hereof shall have been executed on behalf of the Collateral Trustee, and thereafter shall be binding upon such Grantor and the Collateral Trustee and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Trustee and the other Secured Parties and their respective permitted successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Indentures. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, restated, amended and restated, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

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Section 6.07. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 6.08. Governing Law; Jurisdiction; Venue; Waiver of Jury Trial; Consent to Service of Process.

(a) The terms of Sections 7.15 through 7.17 of the Collateral Trust Agreement with respect to governing law, waiver of jury trial, submission to jurisdiction and venue are incorporated by reference, mutatis mutandis, and the parties hereto agree to such terms.

(b) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

Section 6.09. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 6.10. Security Interest Absolute. To the extent permitted by law, all rights of the Collateral Trustee hereunder, the Article 9 Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Indentures, any other Collateral Documents, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indentures, any other Collateral Documents or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) subject only to termination of a Grantor’s obligations hereunder in accordance with the terms of Section 6.11, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

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Section 6.11. Termination or Release.

(a) This Agreement, the Security Interest and all other security interests granted hereby shall automatically terminate with respect to all Secured Obligations and any Liens granted under this Agreement or arising therefrom shall be automatically released upon termination of the Collateral Trust Agreement and payment in full of all Secured Obligations (other than contingent indemnification obligations not yet accrued and payable).

(b) The Security Interest and all other security interests granted hereby shall automatically terminate with respect to all Secured Obligations and any Liens granted under this Agreement securing all or any portion of the Collateral shall be automatically released hereunder to the extent permitted to be released in accordance with Section 12.02 of the Indentures and Section 4.1 of the Collateral Trust Agreement, including without limitation, as to any Collateral that does not constitute Permanent Collateral, upon the Working Capital Notes Termination.

(c) Subject to Section 4.1 of the Collateral Trust Agreement, the Issuer or any Grantor shall be entitled to request the Collateral Trustee to release any Grantor from all obligations hereunder and to terminate the Security Interest in the Collateral of such Grantor, in each case, if all of the Equity Interests of such Subsidiary owned by any Grantor are sold or transferred in a transaction permitted under the Indentures and the Collateral Trust Agreement or such Grantor ceases to be a Subsidiary Guarantor under and as defined in the Indenture or at any time prior to the Working Capital Termination, becomes an Excluded Subsidiary under and as defined in the Working Capital Documents.

(d) Subject to Section 4.1 of the Collateral Trust Agreement, the Issuer and each Grantor shall be entitled to request the Collateral Trustee to release the Security Interest in any Collateral (i) at the time any Collateral is disposed or to be disposed as part of or in connection with any Asset Sale or Collateral Disposition (each as defined in the Indentures) that is permitted under the Indentures to any Person other than a Person required to grant a Lien to the Collateral Trustee or (ii) upon any Collateral becoming (and for so long as such asset constitutes) an Initial Collateral Excluded Asset in the case of any Initial Collateral or a Permanent Collateral Excluded Asset in the case of any Permanent Pledged Collateral.

(e) In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d) of this Section 6.11, upon receipt of any documents required to be delivered under the Indentures or the Collateral Trust Agreement, the Collateral Trustee shall execute and deliver to any Grantor, at such Grantor’s expense, as applicable, all documents that such Grantor shall reasonably request to evidence such termination or release and shall perform such other actions reasonably requested by such Grantor to effect such release, including delivery of Pledged Certificated Securities then in the Collateral Trustee’s possession. Any execution and delivery of documents pursuant to this Section 6.11 shall be without recourse to or warranty by the Collateral Trustee.

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Section 6.12. Additional Grantors.

(a) Pursuant to the Indentures, certain additional Restricted Subsidiaries of the Issuer may be required to become party to this Agreement as a Grantor. Upon execution and delivery by a Restricted Subsidiary of a Security Agreement Supplement, such Restricted Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.

(b) [reserved].

(c) The execution and delivery of any such instrument described in clause (a) above shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 6.13. Collateral Trustee Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Trustee the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Trustee may deem necessary or advisable to accomplish the purposes hereof at any time after the occurrence and during the continuance of an Event of Default, which appointment is irrevocable during the continuance of such Event of Default and is coupled with an interest. Without limiting the generality of the foregoing, the Collateral Trustee shall have the right, but not the obligation, upon the occurrence and during the continuance of an Event of Default and after notice by the Collateral Trustee to the applicable Grantor of the Collateral Trustee’s intent to exercise such rights, with full power of substitution either in the Collateral Trustee’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any applicable Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any applicable Grantor to notify, Account Debtors to make payment directly to the Collateral Trustee; (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Trustee were the absolute owner of the Collateral for all purposes; (i) to make, settle and adjust claims in respect of Article 9 Collateral under policies of insurance, to endorse the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance; (j) to make all determinations and decisions with respect thereto and (k) to obtain or maintain customary policies of insurance or to pay any premium in whole or in part relating thereto; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Trustee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Trustee, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Trustee and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact, in each case, as determined by a final non-appealable judgment of a court of competent jurisdiction.

32

Section 6.14. Initial Collateral and Permanent Collateral. This Agreement is intended to provide (x) prior to the Working Capital Notes Termination, a grant of security interests by the Initial Equity Grantors and the Initial Grantors in the Initial Collateral and (y) on and after the Working Capital Notes Termination, (i) a grant of security interests by the Permanent Grantors and the Permanent Equity Grantors in the Permanent Collateral and (ii) the automatic release of any Collateral that does not constitute Permanent Collateral. This Section 6.14 shall prevail to the extent of any inconsistency herewith in this Agreement or any other Collateral Document.

Section 6.15. Reasonable Care. The Collateral Trustee is required to use reasonable care in the custody and preservation of any of the Collateral in its possession; provided, that the Collateral Trustee shall be deemed to have used reasonable care in the custody and preservation of any of the Collateral, if such Collateral is accorded treatment substantially similar to that which the Collateral Trustee, in its individual capacity, accords its own property.

Section 6.16. [Reserved].

Section 6.17. Reinstatement. The obligations of the Grantor under this Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Issuer, the Grantors or the Guarantors in respect of the Secured Obligations is rescinded or must be otherwise restored by any holder of any of the Secured Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

Section 6.18. Miscellaneous. The Collateral Trustee shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Collateral Trustee shall have received a written notice of Event of Default or a written notice from the Grantor or the Secured Parties to the Collateral Trustee in its capacity as Collateral Trustee indicating that an Event of Default has occurred.

Section 6.19. Collateral Documents. Notwithstanding anything to the contrary, the terms of this Agreement are subject to the provisions of the Collateral Trust Agreement, the Junior Lien Intercreditor Agreement or any other intercreditor agreement entered into in accordance with the terms of the Indentures. All representations, warranties and covenants made by any relevant Grantor in this Agreement with respect to the creation, perfection or priority (as applicable) of the security interest granted in favor of the Collateral Trustee for the benefit of the Secured Parties are subject to the provisions of the Collateral Documents, including the Collateral Trust Agreement and the Junior Lien Intercreditor Agreement or any other intercreditor agreement entered into in accordance with the terms of the Indentures.

33

Section 6.20. The Collateral Trustee. The Collateral Trustee shall be entitled to all of the protections, immunities, rights and indemnities provided to it in the Collateral Trust Agreement, all of which are hereby incorporated herein by reference. Notwithstanding anything else to the contrary set forth herein, whenever reference is made herein or any other Secured Notes Document to any discretionary action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken (or not to be) suffered or omitted by the Collateral Trustee or to any election, decision, opinion, acceptance, use of judgment expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Collateral Trustee, (i) such provision shall refer to the Collateral Trustee exercising each of the foregoing at the instruction of the Controlling Secured Notes Representative and (ii) it is understood that in all cases, the Collateral Trustee shall be fully justified in failing or refusing to take any such action if it shall not have received written instruction, advice or concurrence from the Controlling Secured Notes Representative in respect of such action.

[Signature Pages Follow]

34

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

FINANCE OF AMERICA FUNDING LLC

By:	/s/ Graham Fleming
Name: Graham Fleming
Title: Chief Executive Officer

FINANCE OF AMERICA EQUITY CAPITAL LLC

By:	/s/ Graham Fleming
Name: Graham Fleming
Title: Chief Executive Officer

FINANCE OF AMERICA HOLDINGS LLC

By:	/s/ Graham Fleming
Name: Graham Fleming
Title: Chief Administrative Officer

INCENTER LLC

By:	/s/ Graham Fleming
Name: Graham Fleming
Title: Chief Administrative Officer

[Signature Page to Pledge and Security Agreement]

FINANCE OF AMERICA MORTGAGE LLC

By:	/s/ Graham Fleming
Name: Graham Fleming
Title: Chief Administrative Officer

FINANCE OF AMERICA REVERSE LLC

By:	/s/ Graham Fleming
Name: Graham Fleming
Title: Chief Administrative Officer

MM RISK RETENTION LLC

By:	/s/ Graham Fleming
Name: Graham Fleming
Title: Chief Administrative Officer

[Signature Page to Pledge and Security Agreement]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Trustee

By:	/s/ Joshua A. Hahn
Name: Joshua A. Hahn
Title: Vice President

[Signature Page to Pledge and Security Agreement]

Schedule I-A

to the Senior Secured Notes Pledge and Security Agreement

INITIAL PLEDGED EQUITY AND PLEDGED DEBT

1.	Initial Pledged Equity:

Grantor	Issuer	Percentage Ownership	Percent Pledged	Certificate No. (if pledged)
Finance of America Equity Capital LLC	Finance of America Funding LLC	100%	100%	Uncertificated
Finance of America Funding LLC	Finance of America Holdings LLC	100%	100%	Uncertificated
Finance of America Funding LLC	Incenter LLC	100%	100%	Uncertificated
Finance of America Holdings LLC	Finance of America Mortgage LLC	100%	100%	Uncertificated
Finance of America Holdings LLC	Upli LLC	100%	100%	Uncertificated
Finance of America Holdings LLC	Finance of America Farm Finance LLC	100%	100%	Uncertificated
Finance of America Holdings LLC	Finance of America Reverse LLC	100%	100%	Uncertificated

Pledged Risk Retention Instruments

Grantor	Security Description	CUSIP	Issuance Date	Percentage Ownership	Percentage Pledged
MM Risk Retention LLC	Membership Interest Certificate No. 2 – Class R-Ard – Arden Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	7/25/2018	100%	100%
MM Risk Retention LLC	Membership Interest Certificate No. 2 – Class R-Bru – Bruce Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	7/25/2018	100%	100%
MM Risk Retention LLC	Membership Interest Certificate No. 2 – Class R-Cas – Casco Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	7/25/2018	100%	100%

Grantor	Security Description	CUSIP	Issuance Date	Percentage Ownership	Percentage Pledged
MM Risk Retention LLC	Membership Interest Certificate No. 1 – Class R-Dre – Drexel Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	7/25/2018	100%	100%
MM Risk Retention LLC	Membership Interest Certificate No. 1 – Class R-Ede – Eden Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	7/25/2018	100%	100%
MM Risk Retention LLC	Membership Interest Certificate No. 1 – Class R-Fra – Frances Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	7/25/2018	100%	100%
MM Risk Retention LLC	Membership Interest Certificate No. 1 – Class R-Geo – George Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	9/28/2018	100%	100%
MM Risk Retention LLC	Membership Interest Certificate No. 1 – Class R-Har – Harriet Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	9/28/2018	100%	100%
MM Risk Retention LLC	Membership Interest Certificate No. 1 – Class R-Irv – Irving Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	9/28/2018	100%	100%
MM Risk Retention LLC	Membership Interest Certificate No. 1 – Class R-Jan – Janet Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	9/28/2018	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M1 – Finance of America Structured Securities Trust JR2, Series 2019-JR1	31739F AC3	3/27/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M2 – Finance of America Structured Securities Trust JR2, Series 2019-JR1	31739F AD1	3/27/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M3 – Finance of America Structured Securities Trust JR2, Series 2019-JR1	31739F AE9	3/27/2019	100%	100%

Grantor	Security Description	CUSIP	Issuance Date	Percentage Ownership	Percentage Pledged
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M4 – Finance of America Structured Securities Trust JR2, Series 2019-JR1	31739F AF6	3/27/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M1 – Finance of America Structured Securities Trust JR2, Series 2019-JR2	31739G AC1	6/17/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M2 – Finance of America Structured Securities Trust JR2, Series 2019-JR2	31739G AD9	6/17/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M3 – Finance of America Structured Securities Trust JR2, Series 2019-JR2	31739G AE7	6/17/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M4 – Finance of America Structured Securities Trust JR2, Series 2019-JR2	31739G AF4	6/17/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M1 – Finance of America Structured Securities Trust JR2, Series 2019-JR3	31739L AB2	9/27/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M2 – Finance of America Structured Securities Trust JR2, Series 2019-JR3	31739L AC0	9/27/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M3 – Finance of America Structured Securities Trust JR2, Series 2019-JR3	31739L AD8	9/27/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M4 – Finance of America Structured Securities Trust JR2, Series 2019-JR3	31739L AE6	9/27/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M1 – Finance of America Structured Securities Trust JR2, Series 2020-JR2	31735A AD6	5/28/2020	100%	100%

Grantor	Security Description	CUSIP	Issuance Date	Percentage Ownership	Percentage Pledged
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M2 – Finance of America Structured Securities Trust JR2, Series 2020-JR2	31735A AE4	5/28/2020	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M3 – Finance of America Structured Securities Trust JR2, Series 2020-JR2	31735A AF1	5/28/2020	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M4 – Finance of America Structured Securities Trust JR2, Series 2020-JR2	31735A AG9	5/28/2020	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust JR2, Series 2021-JR1	31739M 104	4/22/2021	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2021-S1	31738Q AC0	7/21/2021	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2021-S2	31740F AC0	9/23/2021	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2021-S3	31735D AC2	12/9/2021	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2022-S1	317395 AD3	2/28/2022	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2022-S3	31739P AD9	6/28/2022	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2022-S4	31737K AG5	9/28/2022	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2022-S5	317384 AF2	11/14/2022	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2022-S6	31740X AD9	12/16/2022	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2023-S1	31739R AF0	2/23/2023	100%	100%

Grantor	Security Description	CUSIP	Issuance Date	Percentage Ownership	Percentage Pledged
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2023-S2	31739T AF6	4/24/2023	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2023-S3	31739D AF1	8/23/2023	100%	100%
MM Risk Retention LLC	Finance of America Structured Securities Trust, Series 2024-S1, Class R Certificate	31740R AF7	2/22/2024	100%	100%
MM Risk Retention LLC	Finance of America Structured Securities Trust, Series 2024-S2, Class R Certificate	31739V AF1	4/24/2024	100%	100%
MM Risk Retention LLC	Finance of America Structured Securities Trust, Series 2024-S3, Class R Certificate	31739W AG7	7/24/2024	100%	100%
MM Risk Retention LLC	Issuer Series Certificate No. 1 – Northern Asset Trust, Series 2023-1	664761 AC7	12/28/2023	50%	50%

2.	Initial Pledged Debt: None.

Schedule I-B

to the Senior Secured Notes Pledge and Security Agreement

INITIAL EQUITY GRANTOR PLEDGED EQUITY

1.	Initial Pledged Equity:

Initial Equity Grantor	Issuer	Percentage Ownership	Percent Pledged	Certificate No. (if pledged)
Finance of America Mortgage LLC	B2R Finance Depositor GP LLC	100%	100%	Uncertificated
Finance of America Mortgage LLC	B2R Finance Depositor L.P.	99.9%	99.9%	Uncertificated
Finance of America Mortgage LLC	HAWT Depositor LLC	100%	100%	Uncertificated
Finance of America Mortgage LLC	Finance of America Commercial Depositor LLC	100%	100%	Uncertificated
Finance of America Mortgage LLC	FACO Crop Loans LLC	100%	100%	Uncertificated
Finance of America Reverse LLC	Finance of America Reverse Funding LLC	100%	100%	Uncertificated
Finance of America Reverse LLC	MM Revolver LLC	100%	100%	Uncertificated
Finance of America Reverse LLC	MM Risk Retention LLC	100%	100%	Uncertificated

Schedule I-C

to the Senior Secured Notes Pledge and Security Agreement

PERMANENT PLEDGED EQUITY

1.	Permanent Pledged Equity:

Pledged Risk Retention Instruments

Grantor	Security Description	CUSIP	Issuance Date	Percentage Ownership	Percentage Pledged
MM Risk Retention LLC	Membership Interest Certificate No. 2 – Class R-Ard – Arden Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	7/25/2018	100%	100%
MM Risk Retention LLC	Membership Interest Certificate No. 2 – Class R-Bru – Bruce Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	7/25/2018	100%	100%
MM Risk Retention LLC	Membership Interest Certificate No. 2 – Class R-Cas – Casco Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	7/25/2018	100%	100%
MM Risk Retention LLC	Membership Interest Certificate No. 1 – Class R-Dre – Drexel Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	7/25/2018	100%	100%
MM Risk Retention LLC	Membership Interest Certificate No. 1 – Class R-Ede – Eden Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	7/25/2018	100%	100%
MM Risk Retention LLC	Membership Interest Certificate No. 1 – Class R-Fra – Frances Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	7/25/2018	100%	100%
MM Risk Retention LLC	Membership Interest Certificate No. 1 – Class R-Geo – George Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	9/28/2018	100%	100%
MM Risk Retention LLC	Membership Interest Certificate No. 1 – Class R-Har – Harriet Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	9/28/2018	100%	100%

Grantor	Security Description	CUSIP	Issuance Date	Percentage Ownership	Percentage Pledged
MM Risk Retention LLC	Membership Interest Certificate No. 1 – Class R-Irv – Irving Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	9/28/2018	100%	100%
MM Risk Retention LLC	Membership Interest Certificate No. 1 – Class R-Jan – Janet Mortgage LLC (Finance of America Structured Securities Trust JR2, Series 2018-JR1)	N/A	9/28/2018	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M1 – Finance of America Structured Securities Trust JR2, Series 2019-JR1	31739F AC3	3/27/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M2 – Finance of America Structured Securities Trust JR2, Series 2019-JR1	31739F AD1	3/27/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M3 – Finance of America Structured Securities Trust JR2, Series 2019-JR1	31739F AE9	3/27/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M4 – Finance of America Structured Securities Trust JR2, Series 2019-JR1	31739F AF6	3/27/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M1 – Finance of America Structured Securities Trust JR2, Series 2019-JR2	31739G AC1	6/17/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M2 – Finance of America Structured Securities Trust JR2, Series 2019-JR2	31739G AD9	6/17/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M3 – Finance of America Structured Securities Trust JR2, Series 2019-JR2	31739G AE7	6/17/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M4 – Finance of America Structured Securities Trust JR2, Series 2019-JR2	31739G AF4	6/17/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M1 – Finance of America Structured Securities Trust JR2, Series 2019-JR3	31739L AB2	9/27/2019	100%	100%

Grantor	Security Description	CUSIP	Issuance Date	Percentage Ownership	Percentage Pledged
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M2 – Finance of America Structured Securities Trust JR2, Series 2019-JR3	31739L AC0	9/27/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M3 – Finance of America Structured Securities Trust JR2, Series 2019-JR3	31739L AD8	9/27/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M4 – Finance of America Structured Securities Trust JR2, Series 2019-JR3	31739L AE6	9/27/2019	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M1 – Finance of America Structured Securities Trust JR2, Series 2020-JR2	31735A AD6	5/28/2020	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M2 – Finance of America Structured Securities Trust JR2, Series 2020-JR2	31735A AE4	5/28/2020	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M3 – Finance of America Structured Securities Trust JR2, Series 2020-JR2	31735A AF1	5/28/2020	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Class M4 – Finance of America Structured Securities Trust JR2, Series 2020-JR2	31735A AG9	5/28/2020	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust JR2, Series 2021-JR1	31739M 104	4/22/2021	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2021-S1	31738Q AC0	7/21/2021	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2021-S2	31740F AC0	9/23/2021	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2021-S3	31735D AC2	12/9/2021	100%	100%

Grantor	Security Description	CUSIP	Issuance Date	Percentage Ownership	Percentage Pledged
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2022-S1	317395 AD3	2/28/2022	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2022-S3	31739P AD9	6/28/2022	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2022-S4	31737K AG5	9/28/2022	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2022-S5	317384 AF2	11/14/2022	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2022-S6	31740X AD9	12/16/2022	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2023-S1	31739R AF0	2/23/2023	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2023-S2	31739T AF6	4/24/2023	100%	100%
MM Risk Retention LLC	Issuer Series Certificate Number 1 – Finance of America Structured Securities Trust, Series 2023-S3	31739D AF1	8/23/2023	100%	100%
MM Risk Retention LLC	Finance of America Structured Securities Trust, Series 2024-S1, Class R Certificate	31740R AF7	2/22/2024	100%	100%
MM Risk Retention LLC	Finance of America Structured Securities Trust, Series 2024-S2, Class R Certificate	31739V AF1	4/24/2024	100%	100%
MM Risk Retention LLC	Finance of America Structured Securities Trust, Series 2024-S3, Class R Certificate	31739W AG7	7/24/2024	100%	100%
MM Risk Retention LLC	Issuer Series Certificate No. 1 – Northern Asset Trust, Series 2023-1	664761 AC7	12/28/2023	50%	50%

Schedule I-D

to the Senior Secured Notes Pledge and Security Agreement

PERMANENT EQUITY GRANTOR PLEDGED EQUITY

1.	Permanent Pledged Equity:

Permanent Equity Grantor	Issuer	Percentage Ownership	Percent Pledged	Certificate No. (if pledged)
Finance of America Reverse LLC	MM Revolver LLC	100%	100%	Uncertificated
Finance of America Reverse LLC	MM Risk Retention LLC	100%	100%	Uncertificated

Schedule II

to the Pledge and Security Agreement

PERFECTION INFORMATION

1.	Legal Names, etc.

Legal Name	Type of Entity	Organization Identification Number	Jurisdiction of Formation
Finance of America Equity Capital LLC	Limited Liability Company	3175593	DE
Finance of America Holdings LLC	Limited Liability Company	5613616	DE
Finance of America Mortgage LLC	Limited Liability Company	5755713	DE
Finance of America Reverse LLC	Limited Liability Company	5436529	DE
Incenter LLC	Limited Liability Company	5735727	DE
Finance of America Funding LLC	Limited Liability Company	3175536	DE
MM Risk Retention LLC	Limited Liability Company	6979621	DE

2.	Chief Executive Office

Name of Company	Address of Chief Executive Office
Finance of America Equity Capital LLC	5830 Granite Parkway, Suite 400, Plano, Texas 75024

Finance of America Holdings LLC	5830 Granite Parkway, Suite 400, Plano, Texas 75024

Finance of America Mortgage LLC	1 West Elm Street, First Floor, Conshohocken, PA 19428-4135

Finance of America Reverse LLC	8023 East 63rd Place, Suite #700, Tulsa, OK 74133

Incenter LLC	30 7th Street E., Suite 2350, St. Paul, MN 55101

Finance of America Funding LLC	5830 Granite Parkway, Suite 400, Plano, Texas 75024

MM Risk Retention LLC	8023 East 63rd Place, Suite #700, Tulsa, OK 74133

Exhibit I to the

Pledge and Security Agreement

SUPPLEMENT NO. ___ dated as of [•] (the “Supplement”), to the Pledge and Security Agreement (the “Security Agreement”), dated as of October 31, 2024, among the Grantors identified therein and U.S. Bank Trust Company, National Association, as Collateral Trustee.

A. Reference is made to (i) that certain Indenture, dated as of the date hereof (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Senior Secured Notes Indenture”) among the Issuer, the guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee and the Collateral Trustee governing the Issuer’s 7.875% Senior Secured Notes due 2026 (the “Senior Secured Notes”), (ii) that certain Indenture, dated as of the date hereof (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Exchangeable Notes Indenture” and together with the Senior Secured Notes Indenture, the “Indentures”) among the Issuer, the guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee and the Collateral Trustee governing the Issuer’s 10.000% Exchangeable Senior Secured Notes due 2029 (the “Exchangeable Notes” and together with the Senior Secured Notes, the “Notes”) and (iii) that certain Collateral Trust Agreement, dated as of the date hereof (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, (the “Collateral Trust Agreement”), among the Issuer, the grantors from time to time party thereto, U.S. Bank Trust Company, National Association, as trustee for the Senior Secured Notes, U.S. Bank Trust Company, National Association as trustee for the Exchangeable Notes, the Collateral Trustee, and each other Senior Secured Representative (as defined in the Collateral Trust Agreement) from time to time party thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indentures and the Security Agreement.

C. The Grantors have entered into the Security Agreement in connection with the Indentures. Section 6.12 of the Security Agreement provides that additional Subsidiaries of the Issuer may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Indentures and Collateral Trust Agreement to become a Grantor under the Security Agreement.

Accordingly, the Collateral Trustee and the New Grantor agree as follows:

SECTION 1. In accordance with Section 6.12 of the Security Agreement, the New Grantor by its signature below becomes a [Initial Grantor/Equity Grantor/Permanent Grantor/Permanent Equity Grantor] under the Security Agreement with the same force and effect as if originally named therein as a [Initial Grantor/Equity Grantor/Permanent Grantor/Permanent Equity Grantor] and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a [Initial Grantor/Equity Grantor/Permanent Grantor/Permanent Equity Grantor] thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Collateral Trustee, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all of the New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a “[Initial Grantor/Equity Grantor/Permanent Grantor/Permanent Equity Grantor]” in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

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SECTION 2. The New Grantor represents and warrants to the Collateral Trustee and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors’ rights generally.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Trustee shall have received a counterpart of this Supplement that bears the signature of the New Grantor. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the information required by Section 2.02 of the Security Agreement with respect to Schedule I to the Security Agreement applicable to it, (b) set forth under its signature hereto is the true and correct legal name of the New Grantor, its jurisdiction of formation and the location of its chief executive office [and (c) Schedule II attached hereto sets forth, as of the date hereof, (i) all of the New Grantor’s United States Patents constituting Article 9 Collateral, including the name of the registered owner, type, patent or application number and the expiration date (if already issued) of each such Patent owned by the New Grantor, (ii) all of the New Grantor’s United States Trademarks constituting Article 9 Collateral, including the name of the registered owner, the registration or application number and the expiration date (if already registered) of each such Trademark owned by the New Grantor and (iii) all of the New Grantor’s United States Copyrights and exclusive Copyright Licenses granted to a Grantor to registered United States Copyrights constituting Article 9 Collateral, including the name of the registered owner, title and, if applicable, the registration number of each such Copyright owned by or exclusively licensed to the New Grantor].

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7. If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 9. The New Grantor agrees to reimburse the Collateral Trustee for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Trustee as provided in Section 6.03 of the Security Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the New Grantor and the Collateral Trustee have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR]

By:
Name:
Title:

Legal Name: Jurisdiction of Formation: Location of Chief Executive Office:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title:

Legal Name:

Schedule I

to the Supplement No __ to the

Pledge and Security Agreement

[INITIAL][PERMANENT] PLEDGED EQUITY [AND INITIAL PLEDGED DEBT]

1.	[Initial][Permanent]Pledged Equity:

Current Legal Entities Owned	Record Owner	Certificate No. (to the extent certificated)	No. Shares

2.	[Initial Pledged Debt:

[List]]

Exhibit II to the

Pledge and Security Agreement

FORM OF

PATENT SECURITY AGREEMENT (SHORT FORM)

PATENT SECURITY AGREEMENT, dated as of [   ], by [   ] and [_________] (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of U.S. Bank Trust Company, National Association, in its capacity as Collateral Trustee pursuant to the Security Agreement (in such capacity, the “Collateral Trustee”).

W I T N E S S E T H:

WHEREAS, the Grantors are party to a Pledge and Security Agreement dated as of October 31, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Trustee pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Trustee, for the benefit of the Secured Parties, to be party to the Indentures, the Grantors hereby agree with the Collateral Trustee as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement (whether directly or by reference to another agreement or document, including the Indentures) and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor, solely prior to the Working Capital Notes Termination, hereby pledges and grants to the Collateral Trustee for the benefit of the Secured Parties a security interest in all of its right, title or interest in or to any and all of the following Article 9 Collateral (excluding any Initial Collateral Excluded Assets) of such Grantor:

(a) All issued and applied for Patents of such Grantor, including those listed on Schedule I attached hereto.

SECTION 3. The Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the Security Interest granted to the Collateral Trustee pursuant to the Security Agreement and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Trustee with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Trustee shall reasonably otherwise determine.

SECTION 4. Termination. Upon the termination of the Security Agreement in accordance with Section 6.11 thereof, the Collateral Trustee shall, without recourse, representation or warranty, at the expense of such Grantor, as promptly as practicable execute, acknowledge, and deliver to the Grantors an instrument reasonably requested by such Grantor in writing in recordable form releasing the Lien on and security interest in the Patents under this Patent Security Agreement.

SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts. Delivery of an executed signature page to this Patent Security Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Patent Security Agreement. The words “execution,” “signed,” “signature,” “delivery” and words of like import in or relating to this Patent Security Agreement or any document to be signed in connection with this Patent Security Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SECTION 6. Collateral Documents. Notwithstanding anything to the contrary, the terms of this Patent Security Agreement are subject to the provisions of the Collateral Trust Agreement, the Junior Lien Intercreditor Agreement or any other intercreditor agreement entered into in accordance with the terms of the Indentures, as defined in the Security Agreement.

SECTION 7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. The Collateral Trustee. In connection with the execution and performance of this Patent Security Agreement, the Collateral Trustee shall enjoy the rights, benefits, protections, immunities and indemnities granted to it under the Security Agreement

[Signature pages follow.]

[GRANTOR]

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION., as Collateral Trustee

By:
Name:
Title:

Schedule I

to Patent Security Agreement

ISSUED PATENTS AND PATENT APPLICATIONS

1.	Issued Patents

Owner Name	Patent	Grant Date {Application Date}	Patent Number {Application No.}
1.

2.

2.	Patent Applications

Owner Name	Patent	Application Date	Application Number
1.

2.

Exhibit III to the

Pledge and Security Agreement

FORM OF

TRADEMARK SECURITY AGREEMENT (SHORT FORM)

TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT, dated as of [   ], by [   ] and [_________] (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of U.S. Bank Trust Company, National Association, in its capacity as Collateral Trustee pursuant to the Security Agreement (in such capacity, the “Collateral Trustee”).

W I T N E S S E T H:

WHEREAS, the Grantors are party to a Pledge and Security Agreement dated as of October 31, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Trustee pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Trustee, for the benefit of the Secured Parties, to be party to the Indentures, the Grantors hereby agree with the Collateral Trustee as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement (whether directly or by reference to another agreement or document, including the Indentures) and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor, solely prior to the Working Capital Notes Termination, hereby pledges and grants to the Collateral Trustee for the benefit of the Secured Parties a security interest in all of its right, title or interest in or to any and all of the following Article 9 Collateral (excluding any Initial Collateral Excluded Assets) of such Grantor:

(a) all Trademark registrations and applications of such Grantor, including those listed on Schedule I attached hereto.

SECTION 3. The Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the Security Interest granted to the Collateral Trustee pursuant to the Security Agreement and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Trustee with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Trustee shall otherwise reasonably determine.

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SECTION 4. Termination. Upon the termination of the Security Agreement in accordance with Section 6.11 thereof, the Collateral Trustee shall, without recourse, representation or warranty, at the expense of such Grantor, as promptly as practicable execute, acknowledge, and deliver to the Grantors an instrument reasonably requested by such Grantor in writing in recordable form releasing the Lien on and security interest in the Trademarks under this Trademark Security Agreement.

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts. Delivery of an executed signature page to this Trademark Security Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Trademark Security Agreement. The words “execution,” “signed,” “signature,” “delivery” and words of like import in or relating to this Trademark Security Agreement or any document to be signed in connection with this Trademark Security Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. Any Person may rely on a copy of this Trademark Security Agreement.

SECTION 6. Collateral Documents. Notwithstanding anything to the contrary, the terms of this Trademark Security Agreement are subject to the provisions of the Collateral Trust Agreement, the Junior Lien Intercreditor Agreement or any other intercreditor agreement entered into in accordance with the terms of the Indentures, as defined in the Security Agreement.

SECTION 7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. The Collateral Trustee. In connection with the execution and performance of this Trademark Security Agreement, the Collateral Trustee shall enjoy the rights, benefits, protections, immunities and indemnities granted to it under the Security Agreement.

[Signature pages follow.]

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[GRANTOR]

By:
Name:
Title:

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U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title:

Schedule I

to Trademark Security Agreement

TRADEMARK REGISTRATIONS AND APPLICATIONS

1.	Registered Trademarks

Owner Name	Trademark	Registration Date	Registration Number
1.

2.

2.	Trademark Applications

Owner Name	Trademark	Status	Application Date	Application Number
1.

2.

Exhibit IV to the

Pledge and Security Agreement

FORM OF

COPYRIGHT SECURITY AGREEMENT (SHORT FORM)

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT, dated as of [   ], by [   ] and [_________] (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of U.S. Bank Trust Company, National Association, in its capacity as Collateral Trustee pursuant to the Security Agreement (in such capacity, the “Collateral Trustee”).

W I T N E S S E T H:

WHEREAS, the Grantors are party to a Pledge and Security Agreement dated as of October 31, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Trustee pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Trustee, for the benefit of the Secured Parties, to be party to the Indentures, the Grantors hereby agree with the Collateral Trustee as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement (whether directly or by reference to another agreement or document, including the Indentures) and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor, solely prior to the Working Capital Notes Termination, hereby pledges and grants to the Collateral Trustee for the benefit of the Secured Parties a security interest in all of its right, title or interest in or to any and all of the following Article 9 Collateral (excluding any Initial Collateral Excluded Assets) of such Grantor all registered Copyrights of such Grantor and exclusive Licenses of United States registered Copyrights to which such Grantor is a party, including those listed on Schedule I attached hereto.

SECTION 3. The Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the Security Interest granted to the Collateral Trustee pursuant to the Security Agreement and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Trustee with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Trustee shall otherwise reasonably determine.

SECTION 4. Termination. Upon termination of the Security Agreement in accordance with Section 6.11 thereof, the Collateral Trustee shall, without recourse, representation or warranty, at the expense of such Grantor, as promptly as practicable execute, acknowledge, and deliver to the Grantors an instrument reasonably requested by such Grantor in writing in recordable form releasing the Lien on and security interest in the Copyrights under this Copyright Security Agreement.

SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts. Delivery of an executed signature page to this Copyright Security Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Copyright Security Agreement. The words “execution,” “signed,” “signature,” “delivery” and words of like import in or relating to this Copyright Security Agreement or any document to be signed in connection with this Copyright Security Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SECTION 6. Collateral Documents. Notwithstanding anything to the contrary, the terms of this Copyright Security Agreement are subject to the provisions of the Collateral Trust Agreement, the Junior Lien Intercreditor Agreement or any other intercreditor agreement entered into in accordance with the terms of the Indentures, as defined in the Security Agreement.

SECTION 7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. The Collateral Trustee. In connection with the execution and performance of this Copyright Security Agreement, the Collateral Trustee shall enjoy the rights, benefits, protections, immunities and indemnities granted to it under the Security Agreement.

[Signature pages follow.]

[GRANTOR]

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title:

Schedule I

to Copyright Security Agreement

Copyright Registrations and Exclusive Licenses of United States Registered Copyrights

1.	Registered Copyrights

Registered Owner	Registration Number	Title

2.	Copyright Applications

Applicant	Application Number	Title

3.	Exclusive Licenses of United States Registered Copyrights

Pledgor	Description of Copyright License	Registration No. of Underlying Copyright	Name of Licensor